EXHIBIT 32.1

SECTION 906 CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF INTELLISENSE SOLUTIONS INC.

In connection with the accompanying Annual Report on Form 10-K of Intellisense Solutions Inc. for the year ended March 31, 2015, the undersigned, Ihsan Falou, President of Intellisense Solutions Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended March 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

Date: June 10, 2015	By:	/s/ Ihsan Falou
Ihsan Falou
President, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)